Exhibit 10.1

Execution Version

SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This sixth AMENDMENT TO LOAN AND SECURITY Agreement, dated as of March 20, 2026 (this “Amendment”), by and among Xcel Brands, Inc., a Delaware corporation (the “Borrower”), the other Credit Parties party hereto, each Lender party hereto (constituting each Lender under the Loan and Security Agreement (as defined below)), and FEAC Agent, LLC, a Delaware limited liability company, as administrative agent and collateral agent for the Lenders (in such capacities, together with its successors and assigns in such capacities, the “Agent”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Loan and Security Agreement.

RECITALS

WHEREAS, the Borrower, the other Credit Parties from time to time party thereto, the Lenders party thereto, and the Agent are party to that certain Loan and Security Agreement, dated as of December 12, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified in writing from time to time, including as modified by this Amendment, the “Loan and Security Agreement”); and

WHEREAS, the Borrower has requested that the Lenders and the Agent agree to make certain amendments to the Loan and Security Agreement, as set forth herein;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.Amendments to Loan and Security Agreement.  Subject to the satisfaction of the conditions precedent specified in Section 2 below, the Loan and Security Agreement is hereby amended as follows:

(a)New defined terms “Sixth Amendment”, “Sixth Amendment Cash Collateral” and “Sixth Amendment Effective Date” are hereby added to Section 1.1 of the Loan and Security Agreement in correct alphabetical order to read as follows:

““Sixth Amendment” means that certain Sixth Amendment to Loan and Security Agreement, dated as of March 20, 2026, by and among the Borrower, the other Credit Parties party thereto, the Lenders party thereto and the Administrative Agent.”

““Sixth Amendment Cash Collateral” has the meaning assigned to such term in Section 3.1(f).”

““Sixth Amendment Effective Date” has the meaning assigned to such term in the Sixth Amendment.”

(b)The defined term “Liquid Assets” set forth in Section 1.1 of the Loan and Security Agreement is hereby amended and restated in its entirety to read as follows:

““Liquid Assets” means (a) assets (which are unencumbered except as permitted pursuant to the terms of the Loan Documents) in the form of cash and Cash Equivalents and either (i) held by the Administrative Agent as Sixth Amendment Cash Collateral or (ii) to the extent required by the Administrative Agent, deposited in Deposit Accounts subject to a fully blocked Control Agreement, less (b) the amount of any Liens thereon and any unsatisfied judgment, writ, order of attachment, levy or garnishment entered or issued against Borrower or any of the Included Subsidiaries.”

(c)A new clause (f) is hereby added to Section 3.1 of the Loan and Security Agreement at the end thereof to read as follows:

“(f)From and after the Sixth Amendment Effective Date, the Borrower irrevocably authorizes the Agents to transfer an aggregate amount not to exceed $500,000 from the Blocked Account to an account maintained by the Agents to be held by the Agents as cash collateral securing the Obligations (the “Sixth Amendment Cash Collateral”).  At any time and from time to time on or after the Sixth Amendment Effective Date, the Borrower irrevocably authorizes the Administrative Agent to (i) apply all or any portion of the Sixth Amendment Cash Collateral to repay the Term Loan A and/or (ii) return all or any portion of the Sixth Amendment Cash Collateral to the Borrower, in each case, in its sole discretion. The Agents shall not be required to maintain the Sixth Amendment Cash Collateral in a segregated or interest-bearing account.”

(d)Section 1 of Schedule II to the Loan and Security Agreement is hereby amended and restated in its entirety to read as follows:

“1.Minimum Liquid Assets.  Liquid Assets of the Borrower and Included Subsidiaries on a consolidated basis shall be at least (i) at all times prior to the repayment in full of the First Out Obligations, the result of (x) $500,000 minus (y) the aggregate amount of Sixth Amendment Cash Collateral that has been applied to repay the Term Loan A, and (ii) at all times after the repayment in full of the First Out Obligations, $0.”

(e)Section 6 of Schedule V to the Loan and Security Agreement is hereby amended and restated in its entirety to read as follows:

“6.Transaction Closing.  On or before March 24, 2026, Borrower shall consummate the Specified Asset Sale or the Refinancing Alternative (and in either case, for avoidance of doubt, shall repay the First Out Obligations in full at such time).”

SECTION 2.Conditions of Effectiveness. The effectiveness of this Amendment is subject to the satisfaction (or waiver by the Agent) of the following conditions (the date of satisfaction of such conditions being referred to herein as the “Sixth Amendment Effective Date”):

(a)Sixth Amendment. The Agent (or its counsel) shall have received from each party hereto, a counterpart signed by such party (or written evidence reasonably satisfactory to the Agent (which may include a copy transmitted by facsimile or other electronic method) that such party has signed a counterpart) of this Amendment.

(b)Fees, Costs and Expenses. Prior to or substantially concurrently with the effectiveness of this Amendment, the Agent shall have received all fees, costs and expenses that are due and payable by any Credit Party to any of the Lenders or the Agent on or prior to the Sixth Amendment Effective Date, including, to the extent invoiced on or prior to the Sixth Amendment Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket legal fees and expenses required to be reimbursed or paid by any Credit Party under the Loan Documents.

SECTION 3.Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Credit Party represents and warrants to the Lenders and the Agent that:

(a)As of the Sixth Amendment Effective Date, the representations and warranties of the Credit Parties set forth in the Loan and Security Agreement and the other Loan Documents are true and correct in all material respects on and as of the Sixth Amendment Effective Date (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof); provided that to the extent that any representation and warranty specifically refers to a given date or period, it shall be true and correct in all such respects as of such date or for such period.

(b)On the Sixth Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

(c)The execution, delivery and performance by each Credit Party of this Amendment are within such Credit Party’s corporate or other organizational power and have been duly authorized by all necessary corporate or other organizational action of such Credit Party.  This Amendment has been duly executed and delivered by each Credit Party and is a legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting creditors’ rights generally.

SECTION 4.Effects on Loan Documents. After giving effect to this Amendment on the Sixth Amendment Effective Date, the Loan and Security Agreement and the other Loan Documents shall be and remain in full force and effect in accordance with their terms and are hereby ratified and confirmed by the Credit Parties in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of any right, power, or remedy of any Agent or the Lenders under the Loan and Security Agreement or the other Loan Documents. Each Credit Party hereby acknowledges and agrees that, after giving effect to this Amendment, all of its obligations and liabilities under the Loan and Security Agreement and the other Loan Documents to which it is a party, as such obligations and liabilities have been modified by this Amendment, are reaffirmed and remain in full force and effect. All references to the Loan and Security Agreement in any Loan Document or other document or instrument delivered in connection therewith shall be deemed to refer to the Loan and Security Agreement, as amended by this Amendment. Nothing contained herein shall be construed as a novation of the Obligations outstanding under and as defined in the Loan and Security Agreement, which shall remain in full force and effect, except as modified hereby.

SECTION 5.Expense Reimbursement and Indemnification.  The Borrower hereby confirms that the expense reimbursement and indemnification provisions set forth in Section 13.8 of the Loan and Security Agreement shall apply to this Amendment and the transactions contemplated hereby irrespective of whether the Sixth Amendment Effective Date occurs.

SECTION 6.Amendments; Severability; Etc.

(a)This Amendment may not be amended nor may any provision hereof be waived or otherwise modified except in accordance with the provisions of Section 14.2 of the Loan and Security Agreement.

(b)To the extent permitted by applicable Requirements of Law, any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(c)This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns.

(d)Credit Parties shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment.

SECTION 7.Release.  Each Credit Party, for and on behalf of itself and its legal representatives, successors and assigns, fully, unconditionally, and irrevocably waives, releases, relinquishes and forever discharges the Agent, the Lenders and each of their parents, subsidiaries, and affiliates, its and their respective past, present and future directors, officers, managers, agents, employees, insurers, attorneys, representatives and all of their respective heirs, successors and assign (collectively, the “Released Parties”), of and from any and all manner of action or causes of action, suits, claims, liabilities, losses, costs, expenses, demands, judgments, damages (including compensatory and punitive damages), levies and executions of whatsoever kind, nature and/or description arising on or before the date of this Amendment, in each case whether known or unknown, asserted or unasserted, liquidated or unliquidated, joint or several, fixed or contingent, direct or indirect, contractual or tortious, which the Credit Parties, or their legal representatives, successors or assigns, ever had or now has or may claim to have against any of the Released Parties, with respect to any matter whatsoever, including, without limitation, the Loan Documents, the administration of any Loan Documents, the negotiations relating to this Amendment and the other Loan Documents executed in connection herewith and any other instruments and agreements executed by the Credit Parties in connection therewith or herewith, arising on or before the date of this Amendment.

SECTION 8.Governing Law; Waiver of Jury Trial; Jurisdiction.  THIS AMENDMENT, THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

SECTION 9.Headings.  Section headings in this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 10.Counterparts; Electronic Execution.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Execution of any such counterpart may be by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, as in effect from time to time, state enactments of the Uniform Electronic Transactions Act, as in effect from time to time, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature.  Agent reserves the right, in its discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment.  Any party delivering an executed counterpart of this Amendment by faxed, scanned or photocopied manual signature shall also deliver an original manually executed counterpart, but the failure to deliver an original manually executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

XCEL BRANDS, INC.

By:	/s/ Jim Haran
Name: James F. Haran
Title: Chief Financial Officer

JR LICENSING, LLC
H LICENSING, LLC
H HALSTON IP, LLC
C WONDER LICENSING, LLC
XCEL DESIGN GROUP, LLC
HALSTON HOLDING COMPANY, LLC
XCEL IP HOLDINGS, LLC

By:	/s/ Jim Haran
Name: James F. Haran
Title: Chief Financial Officer

[Signature Page to Sixth Amendment to Loan and Security Agreement]

FEAC AGENT, LLC,
as Administrative Agent and Collateral Agent

By: First Eagle Alternative Credit, LLC
Its: Managing Member

By:	/s/ Michelle Handy
Name: Michelle Handy
Title: Senior Managing Director

[Signature Page to Sixth Amendment to Loan and Security Agreement]

LENDERS:

FIRST EAGLE CREDIT OPPORTUNITIES FUND

By: First Eagle Alternative Credit, LLC
Its: Sub-Adviser

By:	/s/ Michelle Handy
Name: Michelle Handy
Title: Senior Managing Director

FIRST EAGLE PRIVATE CREDIT FUND

By: First Eagle Alternative Credit, LLC
Its: Sub-Adviser

By:	/s/ Michelle Handy
Name: Michelle Handy
Title: Senior Managing Director

FIRST EAGLE PEI FUND (BLOCKER), LLC

By: First Eagle PEI Fund (Blocked), LP
Its: Sole Member
By: First Eagle Alternative Credit, LLC
Its: Investment Adviser

By:	/s/ Michelle Handy
Name: Michelle Handy
Title: Senior Managing Director

[Signature Page to Sixth Amendment to Loan and Security Agreement]

FIRST EAGLE PRIVATE CREDIT FUND SPV, LLC

By: First Eagle Private Credit Fund
Its: Manager
By: First Eagle Alternative Credit, LLC
Its: Sub-Adviser

By:	/s/ Michelle Handy
Name: Michelle Handy
Title: Senior Managing Director

FIRST EAGLE PEI FUND SPV, LLC

By: First Eagle PEI Fund (Blocker), LLC
Its: Manager
By: First Eagle PEI Fund (Blocked), LP
Its: Sole Member
By: First Eagle Alternative Credit, LLC
Its: Investment Adviser

By:	/s/ Michelle Handy
Name: Michelle Handy
Title: Senior Managing Director

[Signature Page to Sixth Amendment to Loan and Security Agreement]